Exhibit 99.3

CASE  NAME: Open Plan Systems, Inc.                                  CASH BASIS
CASE  NUMBER: 02-64657                                               02/13/95
JUDGE: Tice


                         UNITED STATES BANKRUPTCY COURT

                          EASTERN DISTRICT OF VIRGINIA

                                RICHMOND DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2002




IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (CASH BASIS-1 THROUGH CASH BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.



RESPONSIBLE  PARTY:
/s/Kathryn L. Tyler                         Chief Financial Officer, Secretary, Treasurer
----------------------------------------    ---------------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY     TITLE

Kathryn L. Tyler                            Augut 13, 2002
----------------------------------------    ----------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY           DATE



PREPARER:

/s/Kathryn L. Tyler                         Chief Financial Officer, Secretary, Treasurer
-----------------------------------------   ---------------------------------------------
ORIGINAL  SIGNATURE  OF  PREPARER           TITLE

Kathryn L. Tyler                            August 13, 2002
-----------------------------------------   ---------------------------------------------
PRINTED NAME OF PREPARER                    DATE

CASE  NAME: Open Plan Systems, Inc.                                 CASH BASIS-1
CASE  NUMBER: 02-64657                                                  02/13/95


CASH  RECEIPTS  AND                        MONTH            MONTH           MONTH               QUARTER
DISBURSEMENTS                              7/31/2002                                            TOTAL
-------------                              ---------        ------          -----               ------

1.   CASH - BEGINNING  OF  MONTH             255,625
RECEIPTS
2.   CASH  SALES                                  55
3.   ACCOUNTS  RECEIVABLE  COLLECTIONS       534,778
4.   LOANS  &  ADVANCES
5.   SALE  OF  ASSETS
6.   LEASE  &  RENTAL  INCOME
7.   WAGES
8.   OTHER  (ATTACH  LIST)                     8,404
9.   TOTAL  RECEIPTS                         543,238
DISBURSEMENTS
10.  NET  PAYROLL                            166,358
11.  PAYROLL TAXES PAID                       56,319
12.  SALES,  USE  &  OTHER  TAXES  PAID        9,517
13.  INVENTORY  PURCHASES                    119,738
14.  MORTGAGE  PAYMENTS
15.  OTHER  SECURED  NOTE  PAYMENTS            5,098
16.  RENTAL  &  LEASE  PAYMENTS               35,272
17.  UTILITIES                                26,141
18.  INSURANCE
19.  VEHICLE  EXPENSES
20.  TRAVEL
21.  ENTERTAINMENT
22.  REPAIRS  &  MAINTENANCE
23.  SUPPLIES (warehouse & office )            7,910
24.  ADVERTISING
25.  HOUSEHOLD  EXPENSES
26.  CHARITABLE  CONTRIBUTIONS
27.  GIFTS
28.  OTHER  (ATTACH  LIST)                   138,422
29.  TOTAL  ORDINARY  DISBURSEMENTS          564,776
REORGANIZATION  EXPENSES
30.  PROFESSIONAL  FEES
31.  U.S.  TRUSTEE  FEES                       3,750
32.  OTHER  (ATTACH  LIST)
33.  TOTAL  REORGANIZATION  EXPENSES           3,750
34.  TOTAL  DISBURSEMENTS                    568,526
35.  NET  CASH FLOW                          (25,288)
36.  CASH - END OF MONTH                     230,337

CASE  NAME: Open Plan Systems, Inc.                                 CASH BASIS-1
CASE  NUMBER: 02-64657                                                  02/13/95


CASH  RECEIPTS  AND                        MONTH            MONTH           MONTH               QUARTER
DISBURSEMENTS                              7/31/2002                                            TOTAL
-------------                              ---------        ------          -----               ------
RECEIPTS
8.   OTHER
     Refunds/Claims                              340
     Sublease payments                         4,700
     Cobra payments                            3,317
     Tax Refund
     Interest income                              48
          Total                                8,404



CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1
CASE  NUMBER: 02-64657                                                 02/13/95

                                                                                            QUARTER
CASH RECEIPTS AND                                MONTH           MONTH           MONTH       TOTAL
DISBURSEMENTS                                    7/31/2002
28.     OTHER
        Installation                              46,777
        Freight                                   18,731
        Network/internet provider                  2,670
        Employee reimbursements                    3,021
        Health insurance                          37,384
        Services                                   1,959
        UPS                                        1,393
        401(k) - Employee contribution             7,720
        Dealer commissions                             0
        GSA Quarterly Fee                          2,475
        Interest pymt on Wachovia Line of Credit  14,321
        Bank/credit card processing fees           1,971
                                               ---------
                Total                            138,422

CASE  NAME: Open Plan Systems, Inc.                               CASH BASIS-1A
CASE  NUMBER: 02-64657                                            02/13/95

CASH DISBURSEMENTS DETAIL                                MONTH:   July 2002
(ATTACH ADDITIONAL SHEETS IF NECESSARY)                         ----------------

                               CASH DISBURSEMENTS

             DATE         PAYEE                  PURPOSE                 AMOUNT
             ----         -----                  -------                 ------

             TOTAL CASH DISBURSEMENTS


                           BANK ACCOUNT DISBURSEMENTS
CHECK
NUMBER       DATE         PAYEE                  PURPOSE                 AMOUNT
------       ----         -----                  -------                 ------
SEE ATTACHED LISTING









              TOTAL BANK ACCOUNT DISBURSEMENTS                        568,526.08

TOTAL DISBURSEMENTS FOR THE MONTH                                     568,526.08

CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1A
CASE  NUMBER: 02-64657                                                  02/13/95

CASH DISBURSEMENTS DETAIL                                    MONTH: July 2002
(ATTACH ADDITIONAL SHEETS IF NECESSARY)

                                                BANK  ACCOUNT  DISBURSEMENTS
CHECK
NUMBER        DATE         PAYEE                                                      PURPOSE                         AMOUNT

070102GR      07/01/02     GRE121 / Great Openings                                    Case Goods                        207.68
070102IN      07/01/02     NEV101 / International Paper Company (DPD)                 Materials                         170.24
070102MA      07/01/02     MAY105 / Maysteel Corp.                                    Case Goods                        245.98
070102WA      07/01/02     WAT104 / Watkins Motor Lines, Inc.                         Freight                         1,350.76
77396         07/01/02     AVE102 / Averitt Express, Inc.                             Freight                           106.57
77397         07/01/02     CIN107 / Cintas Corporation #143                           Warehouse                         252.44
77398         07/01/02     JAL101 / J.A.L. Associates                                 Case Goods                        489.70
77399         07/01/02     JHM101 / John H. Miller                                    Case Goods                         22.50
77400         07/01/02     OHE101 / O HENRY, INC.                                     Case Goods                        227.37
77401         07/01/02     UNI105 / United Parcel Service                             UPS                                 3.67
77402         07/01/02     USF102 / USF Red Star, Inc.                                Freight                           169.50
070202GE      07/02/02     GEO107 / Georgia Pacific                                   Materials                       1,859.33
070202GU      07/02/02     GUI101 / Guilford of Maine Textile Reso                    Materials                         644.55
070202WA      07/02/02     WAT104 / Watkins Motor Lines, Inc.                         Freight                         1,011.70
20000248      07/02/02     Payroll Wire                                               Payroll                        37,001.81
77404         07/02/02     LEA104 / David Leach                                       Employee Reimb                    180.00
77405         07/02/02     GUA102 / Guardian                                          Health Insurance                1,739.08
77406         07/02/02     GUA103 / Guardian                                          Health Insurance                2,894.90

CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1A
CASE  NUMBER: 02-64657                                                  02/13/95

CASH DISBURSEMENTS DETAIL                                    MONTH: July 2002
(ATTACH ADDITIONAL SHEETS IF NECESSARY)

                                                BANK  ACCOUNT  DISBURSEMENTS
CHECK
NUMBER        DATE         PAYEE                                                      PURPOSE                         AMOUNT

77408         07/02/02     LOG101 / Logistics Transportation Co Inc                   Freight                         1,700.00
77410         07/02/02     TRI105 / Trigon                                            Health Insurance               10,691.72
77411         07/02/02     WEY101 / Weyerhaeuser                                      Materials                         915.20
77412         07/02/02     LIN102 / Liberty Property Limited Partners                 Rent                           34,500.69
77413         07/02/02     CAS100 / Cash                                              Employee Reimb                    200.00
77414         07/02/02     AVE102 / Averitt Express, Inc.                             Freight                           306.44
77415         07/02/02     UNI105 / United Parcel Service                             UPS                                16.88
070302GE      07/03/02     GEO107 / Georgia Pacific                                   Materials                         844.80
070302GR      07/03/02     GRE121 / Great Openings                                    Case Goods                      1,161.92
070302GU      07/03/02     GUI101 / Guilford of Maine Textile Reso                    Materials                         396.25
070302MA      07/03/02     MAY105 / Maysteel Corp.                                    Case Goods                      1,060.28
77416         07/03/02     ADT102 / ADT Security Services                             Other Professional Services       111.31
77417         07/03/02     ATL105 / Atlantic Plywood Corporation                      Materials                          66.00
77418         07/03/02     COL110 / Columbia Propane                                  Other Professional Services       145.88
77419         07/03/02     COM114 / Commonwealth Technical Services I                 Network/Internet Provider       2,670.00
77420         07/03/02     ELE102 / Electronic Systems, Inc.                          Office Supplies                   214.23
77421         07/03/02     FOR102 / Ford Credit                                       Vehicles                          569.07
77422         07/03/02     KWI101 / Kwik Kopy                                         Office Supplies                   177.58
77423         07/03/02     MOR102 / David Morales                                     Employee Reimb                    196.16
77424         07/03/02     OFS101 / OFS                                               Case Goods                        504.80
77425         07/03/02     SIE101 / Siemans Information & Communicati                 Phone Contract                  2,169.52
77426         07/03/02     SUR102 / Sure Set Saw Inc.                                 Other Professional Services        99.75

CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1A
CASE  NUMBER: 02-64657                                                  02/13/95

CASH DISBURSEMENTS DETAIL                                    MONTH: July 2002
(ATTACH ADDITIONAL SHEETS IF NECESSARY)

                                                BANK  ACCOUNT  DISBURSEMENTS
CHECK
NUMBER        DATE         PAYEE                                                      PURPOSE                         AMOUNT

77427         07/03/02     TYL101 / Kathy Tyler                                       Employee Reimb                    302.70
77428         07/03/02     UNI105 / United Parcel Service                             UPS                                 9.91
77429         07/03/02     WAS101 / Kerry Washay                                      Employee Reimb                    107.77
140384        07/05/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           140.16
140385        07/05/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           353.93
140386        07/05/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           369.90
140387        07/05/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           300.82
140388        07/05/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           351.23
140389        07/05/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           284.20
140390        07/05/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           437.05
140391        07/05/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           253.72
140392        07/05/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           365.17
140393        07/05/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           397.60
140394        07/05/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           375.10
140395        07/05/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           370.96
140396        07/05/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           411.78
140397        07/05/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           386.91
140398        07/05/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           302.48
140399        07/05/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           455.70
140400        07/05/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           347.37
140401        07/05/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           135.02
140402        07/05/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           640.62
140403        07/05/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           394.46

CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1A
CASE  NUMBER: 02-64657                                                  02/13/95

CASH DISBURSEMENTS DETAIL                                    MONTH: July 2002
(ATTACH ADDITIONAL SHEETS IF NECESSARY)

                                                BANK  ACCOUNT  DISBURSEMENTS
CHECK
NUMBER        DATE         PAYEE                                                      PURPOSE                         AMOUNT

140404        07/05/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           370.25
140405        07/05/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           328.63
140406        07/05/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           511.04
140407        07/05/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           303.63
140408        07/05/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           248.15
140409        07/05/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           503.25
140410        07/05/02     AGENCY / Agency                                            Payroll                           207.69
140411        07/05/02     AGENCY / Agency                                            Payroll                            73.00
140412        07/05/02     AGENCY / Agency                                            Payroll                            60.00
140413        07/05/02     AGENCY / Agency                                            Payroll                            56.00
070802GR      07/08/02     GRE121 / Great Openings                                    Case Goods                        464.64
070802MA      07/08/02     MAY105 / Maysteel Corp.                                    Case Goods                         85.78
77430         07/08/02     AND102 / Anderson Hickey                                   Case Goods                        457.79
77431         07/08/02     ATL105 / Atlantic Plywood Corporation                      Materials                          32.64
77432         07/08/02     AVE102 / Averitt Express, Inc.                             Freight                           818.76
77433         07/08/02     LOG101 / Logistics Transportation Co Inc                   Freight                         1,025.00
77434         07/08/02     RLC101 / R&L Carriers                                      Freight                           227.33
77435         07/08/02     UNI105 / United Parcel Service                             UPS                                23.52
77436         07/08/02     YEL101 / Yellow Freight Systems, Inc.                      Freight                           423.78
070902GU      07/09/02     GUI101 / Guilford of Maine Textile Reso                    Materials                         403.65
070902IN      07/09/02     NEV101 / International Paper Company (DPD)                 Materials                         221.76
070902TR      07/09/02     TRE103 / Hector Trevino (9)011/528-1834685                 Materials                       1,023.75
070902WA      07/09/02     WAT104 / Watkins Motor Lines, Inc.                         Freight                           156.43
20000259      07/09/02     Century Payroll - Payroll Wire                             Payroll                        37,354.91
77438         07/09/02     DIR103 / Direct Wood Products, Inc.                        Warehouse Expense                 365.00

CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1A
CASE  NUMBER: 02-64657                                                  02/13/95

CASH DISBURSEMENTS DETAIL                                    MONTH: July 2002
(ATTACH ADDITIONAL SHEETS IF NECESSARY)

                                                BANK  ACCOUNT  DISBURSEMENTS
CHECK
NUMBER        DATE         PAYEE                                                      PURPOSE                         AMOUNT

77439         07/09/02     GRA103 / Grainger                                          Warehouse Expense                  16.23
77440         07/09/02     LOG101 / Logistics Transportation Co Inc                   Freight                           425.00
77441         07/09/02     SHE102 / Sherwin Williams Co.                              Materials                         299.00
071002FI      07/10/02     UNI111 / United Chair                                      Case Goods                      1,384.76
071002FJ      07/10/02     AND102 / Anderson Hickey                                   Case Goods                        320.16
071002GR      07/10/02     GRE121 / Great Openings                                    Case Goods                        763.20
071002IN      07/10/02     NEV101 / International Paper Company (DPD)                 Materials                          50.40
071002MA      07/10/02     MAY105 / Maysteel Corp.                                    Case Goods                        474.72
071002WA      07/10/02     WAT104 / Watkins Motor Lines, Inc.                         Freight                           257.52
071002WO      07/10/02     WOL101 / SS&W                                              Case Goods                        622.60
77442         07/10/02     ACT101 / Action Wholesale                                  Case Goods                        192.96
77443         07/10/02     CDS101 / CDS Supply Co., Inc.                              Office Supplies                   120.13
77444         07/10/02     CIN107 / Cintas Corporation #143                           Warehouse Expense                 345.39
77445         07/10/02     HUM101 / Humanscale                                        Case Goods                        131.25
77446         07/10/02     KAM103 / K & A Manufacturing Inc.                          Case Goods                        582.90
77447         07/10/02     RUS103 / RUS of Richmond                                   Warehouse Expense                 333.86
77448         07/10/02     UNI105 / United Parcel Service                             UPS                                 5.55
071102MA      07/11/02     MAY105 / Maysteel Corp.                                    Case Goods                      1,683.51
071102UN      07/11/02     UNI102 / Unisource  - Atlanta                              Warehouse Expense                 584.91
071102WA      07/11/02     WAT104 / Watkins Motor Lines, Inc.                         Freight                           383.45
77449         07/11/02     ABF101 / ABF Freight System, Inc.                          Freight                           120.55
77450         07/11/02     CAS100 / Cash                                              Employee Reimb                    200.00
77451         07/11/02     LOG101 / Logistics Transportation Co Inc                   Freight                           425.00
77452         07/11/02     OFS101 / OFS                                               Case Goods                        102.80
77453         07/11/02     PLY101 / Plywood & Plastics, Inc                           Materials                         137.19
77454         07/11/02     SHE102 / Sherwin Williams Co.                              Materials                         196.70

CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1A
CASE  NUMBER: 02-64657                                                  02/13/95

CASH DISBURSEMENTS DETAIL                                    MONTH: July 2002
(ATTACH ADDITIONAL SHEETS IF NECESSARY)

                                                BANK  ACCOUNT  DISBURSEMENTS
CHECK
NUMBER        DATE         PAYEE                                                      PURPOSE                         AMOUNT

77455         07/11/02     UNI111 / United Chair                                      Case Goods                        253.16
77456         07/11/02     ABF101 / ABF Freight System, Inc.                          Freight                            73.03
77457         07/11/02     UNI105 / United Parcel Service                             UPS                                18.89
071202GE      07/12/02     GEO107 / Georgia Pacific                                   Materials                         844.80
071202IN      07/12/02     MAS102 / Masonite Corporation                              Materials                       5,668.32
071202KI      07/12/02     KIM101 / Kimball Office Furniture Group In                 Case Goods                      3,191.11
071202MA      07/12/02     MAY105 / Maysteel Corp.                                    Case Goods                        122.99
071202MA      07/13/02     MAY105 / Maysteel Corp.                                    Materials                       7,972.64
071202WA      07/12/02     WAT104 / Watkins Motor Lines, Inc.                         Payroll                           351.42
140414        07/12/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           198.62
140415        07/12/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           442.34
140416        07/12/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           353.93
140417        07/12/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           369.90
140418        07/12/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           379.30
140419        07/12/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           351.23
140420        07/12/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           358.52
140421        07/12/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           447.30
140422        07/12/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           369.23
140423        07/12/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           407.10
140424        07/12/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           397.60
140425        07/12/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           375.10
140426        07/12/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           370.96
140427        07/12/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           411.78
140428        07/12/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           386.91
140429        07/12/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           313.39
140430        07/12/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           466.53

CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1A
CASE  NUMBER: 02-64657                                                  02/13/95

CASH DISBURSEMENTS DETAIL                                    MONTH: July 2002
(ATTACH ADDITIONAL SHEETS IF NECESSARY)

                                                BANK  ACCOUNT  DISBURSEMENTS
CHECK
NUMBER        DATE         PAYEE                                                      PURPOSE                         AMOUNT

140431        07/12/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           347.37
140432        07/12/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           203.56
140433        07/12/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           640.62
140434        07/12/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           396.78
140435        07/12/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           370.90
140436        07/12/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           330.11
140437        07/12/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           511.04
140438        07/12/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           303.62
140439        07/12/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           291.90
140440        07/12/02     AGENCY / Agency                                            Payroll                           207.69
140441        07/12/02     AGENCY / Agency                                            Payroll                            73.00
140442        07/12/02     AGENCY / Agency                                            Payroll                            60.00
140443        07/12/02     AGENCY / Agency                                            Payroll                            78.00
140444        07/12/02     AGENCY / Agency                                            Payroll                            60.00
77458         07/12/02     UNI105 / United Parcel Service                             UPS                                27.24
77459         07/12/02     BAK103 / Baker Office Interiors                            Install                           250.00
77460         07/12/02     CDS101 / CDS Supply Co., Inc.                              Office Supplies                    53.30
77461         07/12/02     DES104 / Desiree's Cleaning Services                       Other Professional Services       925.00
77462         07/12/02     FOR102 / Ford Credit                                       Vehicle                           619.70
77463         07/12/02     INT105 / Integrated Interiors Internat'l I                 Install                           833.66
77464         07/12/02     LEA104 / David Leach                                       Employee Reimb                     10.34
77465         07/12/02     MER105 / Mercedes-Benz Credit Corporation                  Vehicle                           806.65
77466         07/12/02     MIS101 / Thomas M. Mishoe, Jr.                             Employee Reimb                    700.52
77467         07/12/02     PAN100 / Panel Man                                         Install                         5,075.00
77468         07/12/02     PLY101 / Plywood & Plastics, Inc                           Materials                         444.00
77469         07/12/02     PRE111 / Precision Contract Installation I                 Install                        10,575.00

CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1A
CASE  NUMBER: 02-64657                                                  02/13/95

CASH DISBURSEMENTS DETAIL                                    MONTH: July 2002
(ATTACH ADDITIONAL SHEETS IF NECESSARY)

                                                BANK  ACCOUNT  DISBURSEMENTS
CHECK
NUMBER        DATE         PAYEE                                                      PURPOSE                         AMOUNT

77470         07/12/02     SOU102 / Southeastern Freight Lines, Inc.                  Freight                            81.59
77471         07/12/02     TFG101 / TFG Installation Services, Inc.                   Install                         1,740.00
77472         07/12/02     TMI101 / T. Michael Installation LLC                       Install                           673.00
77473         07/12/02     UNI105 / United Parcel Service                             UPS                             1,110.41
77474         07/12/02     UNI111 / United Chair                                      Case Goods                        169.28
77475         07/12/02     VOL102 / Volvo Commercial Finance/Citibank                 Vehicle                         3,102.65
77476         07/12/02     WAS101 / Kerry Washay                                      Employee Reimb                     50.15
77477         07/12/02     AVE102 / Averitt Express, Inc.                             Freight                            53.82
071502GU      07/15/02     GUI101 / Guilford of Maine Textile Reso                    Materials                          45.35
071502MA      07/15/02     MAY105 / Maysteel Corp.                                    Case Goods                      1,311.35
77478         07/15/02     AVE102 / Averitt Express, Inc.                             Freight                           164.00
77479         07/15/02     BUR101 / Burch Contract Fabrics                            Materials                          68.25
77480         07/15/02     MIC100 / Michigan Department of Treasury                   Sales & Use Taxes & Other          54.82
77481         07/15/02     NOR102 / North Carolina Department Revenue                 Sales & Use Taxes & Other       2,526.46
77482         07/15/02     CAV101 / Cavalier Telephone                                Telephone                       3,615.41
071602WA      07/16/02     WAT104 / Watkins Motor Lines, Inc.                         Freight                           260.33
20000277      07/16/02     Payrol Wire                                                Payroll                        36,944.52
77483         07/16/02     BCW101 / B C Wood Products, Inc.                           Warehouse Expense                 549.20
77484         07/16/02     CIN107 / Cintas Corporation #143                           Warehouse Expense                 252.44
77485         07/16/02     DIR103 / Direct Wood Products, Inc.                        Warehouse Expense                 365.00
77486         07/16/02     AVE102 / Averitt Express, Inc.                             Freight                           125.05
77488         07/16/02     DOM104 / Dominion Virginia Power                           Utilities                      10,998.15
071702FI      07/17/02     UNI111 / United Chair                                      Case Goods                      2,649.60
071702GU      07/17/02     GUI101 / Guilford of Maine Textile Reso                    Materials                       5,093.00
071702IN      07/17/02     NEV101 / International Paper Company (DPD)                 Materials                         267.14
071702MA      07/17/02     MAY105 / Maysteel Corp.                                    Case Goods                      3,481.28
071702UN      07/17/02     UNI102 / Unisource  - Atlanta                              Warehouse Expense                 299.95
77489         07/17/02     BUR101 / Burch Contract Fabrics                            Materials                         160.65

CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1A
CASE  NUMBER: 02-64657                                                  02/13/95

CASH DISBURSEMENTS DETAIL                                    MONTH: July 2002
(ATTACH ADDITIONAL SHEETS IF NECESSARY)

                                                BANK  ACCOUNT  DISBURSEMENTS
CHECK
NUMBER        DATE         PAYEE                                                      PURPOSE                         AMOUNT

77490         07/17/02     UNI105 / United Parcel Service                             UPS                                12.67
071802WA      07/18/02     WAT104 / Watkins Motor Lines, Inc.                         Freight                           287.00
77491         07/18/02     BAK103 / Baker Office Interiors                            Freight                            78.96
77492         07/18/02     SAL102 / Sales Systems, Ltd.                               Warehouse Expense                  15.00
77493         07/18/02     SHE102 / Sherwin Williams Co.                              Materials                         282.30
77494         07/18/02     BEL106 / BellSouth                                         Telephone                         706.40
77495         07/18/02     BEL108 / BellSouth                                         Telephone                          42.08
77496         07/18/02     BEL112 / BellSouth                                         Telephone                          17.08
77497         07/18/02     DMV101 / DMV                                               Sales & Use Taxes & Other          25.50
77498         07/18/02     FLO104 / Florida Department of State                       Sales & Use Taxes & Other         550.00
77499         07/18/02     GEO105 / Georgia Power Company                             Utilities                         359.77
77500         07/18/02     GEO106 / Georgia Sales & Use Tax Division                  Sales & Use Taxes & Other       3,244.24
77501         07/18/02     INT124 / United States Treasury                            Sales & Use Taxes & Other         760.00
77502         07/18/02     KEY104 / Chris Key                                         Employee Reimbs                   356.01
77503         07/18/02     MAR102 / Maryland Sales and Use Tax                        Sales & Use Taxes & Other         409.20
77504         07/18/02     NEW113 / New Jersey Sales & Use Tax Dept                   Sales & Use Taxes & Other          92.79
77505         07/18/02     OHI101 / Ohio Treasurer of State                           Sales & Use Taxes & Other          84.90
77506         07/18/02     PEN102 / Pennsylvania Department of Revenu                 Sales & Use Taxes & Other         285.18
77507         07/18/02     VER104 / VERIZON                                           Telephone                       1,271.66
77508         07/18/02     VIR101 / Virginia Department of Taxation                   Sales & Use Taxes & Other         313.14
77509         07/18/02     WAS101 / Kerry Washay                                      Employee Reimbs                   136.28
071902MA      07/19/02     MAY105 / Maysteel Corp.                                    Case Goods                      2,616.94
071902MA      07/19/02     MAY105 / Maysteel Corp.                                    Warehouse Expense                 410.78
140445        07/19/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           227.20
140446        07/19/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           353.93
140447        07/19/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           369.90
140448        07/19/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           379.30
140449        07/19/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           351.23
140450        07/19/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           358.52


CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1A
CASE  NUMBER: 02-64657                                                  02/13/95

CASH DISBURSEMENTS DETAIL                                    MONTH: July 2002
(ATTACH ADDITIONAL SHEETS IF NECESSARY)

                                                BANK  ACCOUNT  DISBURSEMENTS
CHECK
NUMBER        DATE         PAYEE                                                      PURPOSE                         AMOUNT

140451        07/19/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           447.30
140452        07/19/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           369.23
140453        07/19/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           407.10
140454        07/19/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           397.60
140455        07/19/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           301.78
140456        07/19/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           370.96
140457        07/19/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           411.78
140458        07/19/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           386.91
140459        07/19/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           313.39
140460        07/19/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           466.53
140461        07/19/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           347.37
140462        07/19/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                            82.43
140463        07/19/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           640.62
140464        07/19/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           400.62
140465        07/19/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           376.06
140466        07/19/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           369.43
140467        07/19/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           511.04
140468        07/19/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           303.62
140469        07/19/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           248.15
140470        07/19/02     AGENCY / Agency                                            Payroll                           207.69
140471        07/19/02     AGENCY / Agency                                            Payroll                            73.00
140472        07/19/02     AGENCY / Agency                                            Payroll                            60.00
140473        07/19/02     AGENCY / Agency                                            Payroll                            78.00
140474        07/19/02     AGENCY / Agency                                            Payroll                            60.00
77510         07/19/02     AVE102 / Averitt Express, Inc.                             Freight                           185.99
77511         07/19/02     BAK103 / Baker Office Interiors                            Install                           125.00
77512         07/19/02     COV103 / Coverall of Washington D.C. Inc.                  Other Professional Services       286.00
77513         07/19/02     FIN107 / The Finish Line                                   Install                           100.00
77514         07/19/02     IMP103 / Impact Information Services                       Other Professional Services        99.00
77515         07/19/02     PAN100 / Panel Man                                         Install                         2,470.00
77516         07/19/02     PRE111 / Precision Contract Installation I                 Install                         7,900.00
77517         07/19/02     TFG101 / TFG Installation Services, Inc.                   Install                            60.00
77518         07/19/02     TMI101 / T. Michael Installation LLC                       Install                         2,230.00
77519         07/19/02     TRA105 / Transit Lumber Co.                                Materials                         550.00
77520         07/19/02     UNI105 / United Parcel Service                             UPS                                10.51
77521         07/19/02     UNI111 / United Chair                                      Case Goods                        239.20
77522         07/19/02     CHE105 / Chesterfield Coffee & Tea                         Office Supplies, etc.             115.90


CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1A
CASE  NUMBER: 02-64657                                                  02/13/95

CASH DISBURSEMENTS DETAIL                                    MONTH: July 2002
(ATTACH ADDITIONAL SHEETS IF NECESSARY)

                                                BANK  ACCOUNT  DISBURSEMENTS
CHECK
NUMBER        DATE         PAYEE                                                      PURPOSE                         AMOUNT

77523         07/19/02     MET102 / Metropolitan Courier Corp.                        Other Professional Services        12.00
77524         07/19/02     PRO102 / Pro-Vend, Inc.                                    Office Supplies, etc.              29.79
77525         07/19/02     PSE101 / PSE&G CO.                                         Utilities                          22.38
77526         07/19/02     TRI105 / Trigon                                            Health Insurance                1,098.40
77527         07/19/02     VER107 / VERIZON                                           Telephone                          37.59
77528         07/19/02     WAS103 / Washington Gas                                    Utilities                          63.92
77529         07/19/02     WEE101 / Doug Weedon                                       Employee Reimbs                    68.14
072202GU      07/22/02     GUI101 / Guilford of Maine Textile Reso                    Materials                         189.00
072202MA      07/22/02     MAY105 / Maysteel Corp.                                    Materials                       1,047.48
072202WA      07/22/02     WAT104 / Watkins Motor Lines, Inc.                         Freight                           349.26
77530         07/22/02     AND102 / Anderson Hickey                                   Case Goods                         90.90
77531         07/22/02     BUR101 / Burch Contract Fabrics                            Materials                          75.60
77532         07/22/02     HUM101 / Humanscale                                        Case Goods                        393.75
77533         07/22/02     JAL101 / J.A.L. Associates                                 Case Goods                        489.70
77534         07/22/02     SUR102 / Sure Set Saw Inc.                                 Warehouse Expense                 379.00
77535         07/22/02     UNI103 / Unisource  - Troy                                 Case Goods                        324.00
77536         07/22/02     UNI105 / United Parcel Service                             UPS                                21.15
072302AT      07/23/02     APP102 / Atlantic Extrusions Corporation                   Materials                       2,187.12
072302BY      07/23/02     BYR101 / Byrne Electrical Specialists                      Materials                       1,468.80
072302GE      07/23/02     GEO107 / Georgia Pacific                                   Materials                         730.40
072302GU      07/23/02     GUI101 / Guilford of Maine Textile Reso                    Materials                         712.90
072302IN      07/23/02     NEV101 / International Paper Company (DPD)                 Materials                          46.20
072302TR      07/23/02     TRE103 / Hector Trevino (9)011/528-1834685                 Materials                       4,980.00
072302WA      07/23/02     WAT104 / Watkins Motor Lines, Inc.                         Freight                           492.03
77537         07/23/02     CIN107 / Cintas Corporation #143                           Warehouse Expense                 345.39
77538         07/23/02     EXA101 / Exact Finish, Inc.                                Materials                       1,128.00
77539         07/23/02     MIL106 / MILLER TECHNICAL SOLUTIONS                        Other Professional Services        85.00
77540         07/23/02     STA112 / Stamptech Inc                                     Materials                       3,146.20
77541         07/23/02     WAS106 / Waste Management                                  Warehouse Expense                 193.98
77542         07/23/02     YEL101 / Yellow Freight Systems, Inc.                      Freight                           360.02
77543         07/23/02     AVE102 / Averitt Express, Inc.                             Freight                         3,551.00


CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1A
CASE  NUMBER: 02-64657                                                  02/13/95

CASH DISBURSEMENTS DETAIL                                    MONTH: July 2002
(ATTACH ADDITIONAL SHEETS IF NECESSARY)

                                                BANK  ACCOUNT  DISBURSEMENTS
CHECK
NUMBER        DATE         PAYEE                                                      PURPOSE                         AMOUNT

072402CA      07/24/02     CAR101 / Carithers, Wallace, Courtney, Inc                 Materials                       2,307.20
072402GU      07/24/02     GUI101 / Guilford of Maine Textile Reso                    Materials                         618.40
072402IN      07/24/02     NEV101 / International Paper Company (DPD)                 Materials                          50.40
072402OM      07/24/02     OMN100 / OmniElite Contribution Account                    401(k) Employee Contribution    7,720.46
77544         07/24/02     CAS100 / Cash                                              Employee Reimb                    200.00
77545         07/24/02     AND102 / Anderson Hickey                                   Case Goods                        384.56
77546         07/24/02     BRO103 / BFI Waste Services, LLC                           Warehouse Expense                 389.13
77547         07/24/02     DIR103 / Direct Wood Products, Inc.                        Warehouse Expense                 730.00
77548         07/24/02     SHE102 / Sherwin Williams Co.                              Materials                       1,088.80
77549         07/24/02     UNI105 / United Parcel Service                             UPS                                 8.07
77550         07/24/02     WHI101 / Jill White                                        Payroll                           234.36
77551         07/24/02     MCM101 / McMaster-Carr Supply Co.                          Materials                          32.22
072502GU      07/25/02     GUI101 / Guilford of Maine Textile Reso                    Materials                      12,369.80
072502MA      07/25/02     MAY105 / Maysteel Corp.                                    Case Goods                      2,294.48
77552         07/25/02     BEL106 / BellSouth                                         Phone                              74.59
77553         07/25/02     BEL108 / BellSouth                                         Phone                           2,361.38
77554         07/25/02     BEL112 / BellSouth                                         Phone                              17.25
77555         07/25/02     BUR101 / Burch Contract Fabrics                            Materials                         665.00
77556         07/25/02     CAV101 / Cavalier Telephone                                Phone                           2,819.56
77557         07/25/02     CDS101 / CDS Supply Co., Inc.                              Office Supplies, Etc.              53.30
77558         07/25/02     CON110 / Connecticut Secretary of State                    Sales & Use Taxes & Other         300.00
77559         07/25/02     GLO107 / Global Crossing Telecommunication                 Phone                              10.88
77560         07/25/02     GON102 / Maria Gonzalez                                    Employee Reimb                     18.92
77561         07/25/02     MOR104 / Town of Morrisville                               Sales & Use Taxes & Other         450.00
77562         07/25/02     NEW118 / NYS Department of State                           Sales & Use Taxes & Other           9.00
77563         07/25/02     RAL101 / City of Raleigh                                   Sales & Use Taxes & Other         243.50
77564         07/25/02     SOU102 / Southeastern Freight Lines, Inc.                  Freight                            81.99
77565         07/25/02     SUN106 / SUNCOM                                            Phone                              66.28
77566         07/25/02     UST102 / U.S. TRUSTEE                                      UST Fee                         3,750.00
77567         07/25/02     VER104 / VERIZON                                           Phone                             303.24
77568         07/25/02     VER105 / VERIZON                                           Phone                             252.81
77569         07/25/02     VER108 / Verizon                                           Phone                             831.15
77570         07/25/02     WAK101 / Wake County Revenue Department                    Sales & Use Taxes & Other         164.36
77571         07/25/02     WHI101 / Jill White                                        Employee Reimb                     88.46

CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1A
CASE  NUMBER: 02-64657                                                  02/13/95

CASH DISBURSEMENTS DETAIL                                    MONTH: July 2002
(ATTACH ADDITIONAL SHEETS IF NECESSARY)

                                                BANK  ACCOUNT  DISBURSEMENTS
CHECK
NUMBER        DATE         PAYEE                                                      PURPOSE                         AMOUNT

77572         07/25/02     YEL101 / Yellow Freight Systems, Inc.                      Freight                           310.06
072602GR      07/26/02     GRE121 / Great Openings                                    Case Goods                        602.24
072602KI      07/26/02     KIM101 / Kimball Office Furniture Group In                 Case Goods                        467.84
140475        07/26/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           205.13
140476        07/26/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           353.93
140477        07/26/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           369.90
140478        07/26/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           330.33
140479        07/26/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           339.03
140480        07/26/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           358.52
140481        07/26/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           447.30
140482        07/26/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           369.23
140483        07/26/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           380.89
140484        07/26/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           397.60
140485        07/26/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           375.10
140486        07/26/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           370.96
140487        07/26/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           326.18
140488        07/26/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           386.91
140489        07/26/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           373.39
140490        07/26/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           347.37
140492        07/26/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           163.81
140493        07/26/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           640.62
140494        07/26/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           408.15
140495        07/26/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           370.25
140496        07/26/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           328.63
140497        07/26/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           511.04
140498        07/26/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           125.00
140499        07/26/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           303.62
140500        07/26/02     PAYROL / Payroll Checks from Operating Acc                 Payroll                           248.15
140501        07/26/02     AGENCY / Agency                                            Payroll                           207.69
140502        07/26/02     AGENCY / Agency                                            Payroll                            73.00
140503        07/26/02     AGENCY / Agency                                            Payroll                            60.00
140504        07/26/02     AGENCY / Agency                                            Payroll                            78.00
20000296      07/23/02     Payroll Wire                                               Payroll                        35,666.72


CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1A
CASE  NUMBER: 02-64657                                                  02/13/95

CASH DISBURSEMENTS DETAIL                                    MONTH: July 2002
(ATTACH ADDITIONAL SHEETS IF NECESSARY)

                                                BANK  ACCOUNT  DISBURSEMENTS
CHECK
NUMBER        DATE         PAYEE                                                      PURPOSE                         AMOUNT

77574         07/26/02     AVE102 / Averitt Express, Inc.                             Freight                           694.13
77575         07/26/02     BUS115 / B.F.S.G.                                          Install                         5,630.00
77576         07/26/02     COL110 / Columbia Propane                                  Warehouse Expense                 194.70
77577         07/26/02     EST101 / Estes Express Lines                               Freight                           114.91
77578         07/26/02     HEN103 / Henrico, County of (Water/Sewer)                  Utilities                          99.55
77579         07/26/02     KEY104 / Chris Key                                         Employee Reimb                    205.84
77580         07/26/02     NEW126 / New York State Highway Use Tax                    Sales & Use Taxes & Other           4.33
77581         07/26/02     OHE101 / O HENRY, INC.                                     Case Goods                         46.45
77582         07/26/02     PRE111 / Precision Contract Installation I                 Install                         4,350.00
77583         07/26/02     QUA101 / Quarles Petroleum, Inc.                           Warehouse Expense                 259.21
77584         07/26/02     RLC101 / R&L Carriers                                      Freight                            75.97
77585         07/26/02     RUS103 / RUS of Richmond                                   Warehouse Expense                 341.48
77586         07/26/02     SAF102 / Safety-Kleen Systems, Inc.                        Materials                         900.53
77587         07/26/02     SAL102 / Sales Systems, Ltd.                               Materials                         168.00
77588         07/26/02     TEN107 / Tennsco                                           Case Goods                         74.50
77589         07/26/02     TFG101 / TFG Installation Services, Inc.                   Install                           765.00
77590         07/26/02     THR101 / 3-R Installation                                  Install                         4,000.00
77591         07/26/02     UNI105 / United Parcel Service                             UPS                                92.58
77592         07/26/02     USF103 / USF Holland Inc.                                  Freight                         1,837.71
77593         07/26/02     RLC101 / R&L Carriers                                      Freight                            57.24
77594         07/29/02     ATL105 / Atlantic Plywood Corporation                      Materials                          51.20
77595         07/29/02     GEN105 / General Services Administration                   GSA Quarterly Fee               2,475.44
77596         07/29/02     OFS101 / OFS                                               Case Goods                      5,876.40
77597         07/29/02     RFM101 / RFM                                               Case Goods                        451.20
77598         07/29/02     TRI105 / Trigon                                            Health Insurance August        20,959.48
77599         07/29/02     UNI111 / United Chair                                      Case Goods                        154.56
77600         07/29/02     AVE102 / Averitt Express, Inc.                             Freight                            85.00
77601         07/29/02     UNI105 / United Parcel Service                             UPS                                12.58
073002BY      07/30/02     BYR101 / Byrne Electrical Specialists                      Materials                         275.70
073002GE      07/30/02     GEO107 / Georgia Pacific                                   Materials                       1,128.93
073002GR      07/30/02     GRE121 / Great Openings                                    Case Goods                        388.48
073002GU      07/30/02     GUI101 / Guilford of Maine Textile Reso                    Materials                       3,338.64
073002JH      07/30/02     JHM101 / John H. Miller                                    Materials                       2,200.00
073002MA      07/30/02     MAY105 / Maysteel Corp.                                    Case Goods                        369.50

CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1A
CASE  NUMBER: 02-64657                                                  02/13/95

CASH DISBURSEMENTS DETAIL                                    MONTH: July 2002
(ATTACH ADDITIONAL SHEETS IF NECESSARY)

                                                BANK  ACCOUNT  DISBURSEMENTS
CHECK
NUMBER        DATE         PAYEE                                                      PURPOSE                         AMOUNT

073002MA      07/30/02     MAY105 / Maysteel Corp.                                    Materials                       9,610.12
073002NE      07/30/02     NEV101 / International Paper Company (DPD)                 Materials                         325.92
073002WA      07/30/02     WAT104 / Watkins Motor Lines, Inc.                         Freight                           234.19
77602         07/30/02     IND115 / Industrial Packaging Supply                       Materials                         572.76
77603         07/30/02     NAT104 / National Casein of New Jersey                     Materials                         291.29
77604         07/30/02     PLY101 / Plywood & Plastics, Inc                           Materials                         137.19
77605         07/30/02     SAL102 / Sales Systems, Ltd.                               Warehouse Expense                  46.00
77606         07/30/02     UNI111 / United Chair                                      Case Goods                        169.28
77607         07/30/02     WEY101 / Weyerhaeuser                                      Materials                       1,006.72
77608         07/30/02     GMA101 / GMAC                                              Automobile Leases                 771.72
20000316      07/30/02     Century Payroll - Payroll Tax Wire                         Payroll (SEE NOTE BELOW)       11,467.55
ACH 7/31/02   07/31/02     Century Payroll - Direct Deposit ACH                       Payroll (SEE NOTE BELOW)       24,259.26
073102UN      07/31/02     UNI102 / Unisource  - Atlanta                              Warehouse Expense                 476.52
073102WA      07/31/02     WAT104 / Watkins Motor Lines, Inc.                         Freight                           194.80
77609         07/31/02     AVE102 / Averitt Express, Inc.                             Freight                            75.01
77610         07/31/02     UNI103 / Unisource  - Troy                                 Materials                         430.00
77611         07/31/02     UNI105 / United Parcel Service                             UPS                                18.89
77624         07/31/02     JAN102 / Jani-King of Raleigh/Durham                       Other Professional Services       195.00
N/A           07/15/02     Sweep of interest expense on line of credit by Wachovia Bank                              14,321.25
N/A                        ACH Sweep for credit card and bank processing fees                                         1,970.54

                           Total                                                                                    568,526.08

Note: Funding provided to Century Payroll on 7/30/02 and 7/31/02 for $11,467.55 and $24,259.26, respectively, for payroll processing not paid to employees until 8/2/02.

CASE NAME: Open Plan Systems                                       CASH BASIS-2
CASE NUMBER: 02-64657                                                  02/13/95


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                 MONTH:        31-Jul-02
                                                        ------------------------
BANK  RECONCILIATIONS

                                                     Account #1          Account #2        Account #3
A.          BANK:                                    Wachovia            Suntrust          Fleet
B.           ACCOUNT  NUMBER:                        [REDACTED]          [REDACTED]        [REDACTED]         TOTAL
C.           PURPOSE  (TYPE):                        Checking (DIP)      Checking          Lockbox

1.     BALANCE  PER  BANK  STATEMENT                 286,190             4,237                13,474            303,901
2.     ADD:  TOTAL  DEPOSITS  NOT  CREDITED                0                 0                     0                  0
3.     SUBTRACT:  OUTSTANDING  CHECKS                (63,494)             (383)                    0            (63,877)
4.     OTHER  RECONCILING  ITEMS                      (9,514)             (173)                    0             (9,687)
5.     MONTH  END  BALANCE  PER  BOOKS               213,183             3,681                13,474            230,337
6.     NUMBER  OF  LAST  CHECK  WRITTEN               77,624             1,318                  N/A

Note: Payroll service (CBIZ) prints payroll checks drawn on DIP account, but uses different check # series. Number of last payroll check written:
         140504.


INVESTMENT ACCOUNTS

                                                     DATE OF              TYPE OF         PURCHASE          CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                      PURCHASE             INSTRUMENT        PRICE            VALUE
7.     NONE                                                                                                         0
8.
9.
10.
11.    TOTAL  INVESTMENTS                                                                                           0

CASH

12.    CURRENCY ON HAND                                                                                           126

13.    TOTAL  CASH  -  END  OF MONTH                                                                          230,463


[Bank account numbers have been redacted in this Form 8-K filing for security purposes.]

CASE  NAME: Open Plan Systems, Inc.                                 CASH BASIS-3
CASE  NUMBER: 02-64657                                                  02/13/95

ASSETS  OF  THE  ESTATE

     SCHEDULE  "A"                               SCHEDULE        MONTH            MONTH           MONTH
     REAL  PROPERTY                              AMOUNT *        5/31/2002        6/30/2002       7/31/2002
1.   None                                                0               0                0               0
2.
3.
4.   OTHER  (ATTACH  LIST)
5.   TOTAL  REAL  PROPERTY  ASSETS                       0               0                0               0
     SCHEDULE  "B"
     PERSONAL  PROPERTY
1.   CASH  ON  HAND                                     33              33               33             126
2.   CHECKING,  SAVINGS,  ETC.                     369,000         353,608          255,625         230,337
3.   SECURITY  DEPOSITS                            100,148         100,148          100,148         100,148
4.   HOUSEHOLD  GOODS                                 None            None             None            None
5.   BOOKS,  PICTURES,  ART                           None            None             None            None
6.   WEARING  APPAREL                                 None            None             None            None
7.   FURS  AND  JEWELRY                               None            None             None            None
8.   FIREARMS  &  SPORTS  EQUIPMENT                   None            None             None            None
9.   INSURANCE  POLICIES                              None            None             None            None
10.  ANNUITIES                                        None            None             None            None
11.  RETIREMENT  &  PROFIT  SHARING                   None            None             None            None
12.  STOCKS                                           None            None             None            None
13.  PARTNERSHIPS  &  JOINT  VENTURES              Unknown         Unknown          Unknown         Unknown
14.  GOVERNMENT  &  CORPORATE  BONDS                  None            None             None            None
15.  ACCOUNTS  RECEIVABLE                        1,488,757       1,173,000        1,387,000       1,198,000
16.  ALIMONY                                          None            None             None            None
17.  OTHER  LIQUIDATED  DEBTS                      Unknown         Unknown          Unknown         Unknown
18.  EQUITABLE  INTERESTS                             None            None             None            None
19.  CONTINGENT  INTERESTS                            None            None             None            None
20.  OTHER  CLAIMS                                  53,512          53,512           53,512          53,512
21.  PATENTS  &  COPYRIGHTS                        Unknown         Unknown          Unknown         Unknown
22.  LICENSES  &  FRANCHISES                       Unknown         Unknown          Unknown         Unknown
23.  AUTOS,  TRUCKS  &  OTHER  VEHICLES             50,000          50,000           50,000          50,000  See Note 1
24.  BOATS  &  MOTORS                                 None            None             None            None
25.  AIRCRAFT                                         None            None             None            None
26.  OFFICE  EQUIPMENT                              20,000          20,000           20,000          20,000  See Note 1
27.  MACHINERY,  FIXTURES  &  EQUIPMENT            130,000         130,000          130,000         130,000  See Note 1
28.  INVENTORY                                     768,000         750,000          750,000         750,000  See Note 2
29.  ANIMALS                                          None            None             None            None
30.  CROPS                                            None            None             None            None
31.  FARMING  EQUIPMENT                               None            None             None            None
32.  FARM  SUPPLIES                                   None            None             None            None
33.  OTHER  (ATTACH  LIST)                            None            None             None            None
34.  TOTAL  PERSONAL  PROPERTY  ASSETS           2,979,449       2,630,300        2,746,317       2,532,122
35.  TOTAL  ASSETS                               2,979,449       2,630,300        2,746,317       2,532,122
     *  DATE  AMENDED _______________________

Note 1 - Values are not book values; they are estimated market values if sold in an orderly liquidation.
Note 2 - Values are not book values, they are estimated market values if sold in an orderly liquidation process in a responsive market (Book value approx. $2.0 million at 5/31/02; $1.9 million at 6/30/02 and $1.9 million at 7/31/02).

CASE  NAME: Open Plan Systems, Inc.                                 CASH BASIS-4
CASE  NUMBER: 02-64657                                                  02/13/95

LIABILITIES  OF  THE  ESTATE                               MONTH:   July 2002
                                                                 ---------------
       PREPETITION                                 SCHEDULE
       LIABILITIES                                 AMOUNT             PAYMENTS

1.     SECURED (includes both principal & interest)3,380,618           19,419
2.     PRIORITY                                      Unknown          Unknown
3.     UNSECURED                                   1,285,574             None
4.     OTHER  (ATTACH  LIST)
5.     TOTAL  PREPETITION  LIABILITIES             4,666,192           19,419

       POSTPETITION                                DATE               AMOUNT          DUE             AMOUNT
       LIABILITIES                                 INCURRED           OWED            DATE            PAST-DUE
1.     FEDERAL  INCOME  TAXES
2.     FICA / MEDICARE
3.     STATE  TAXES
4.     REAL  ESTATE  TAXES
5.     OTHER  TAXES (ATTACH LIST)                                        439.75                          439.75
6.     TOTAL  TAXES                                                      439.75                          439.75
OTHER POSTPETITION LIABILITIES, INCLUDING TRADE CREDITORS (LIST NAMES OF CREDITORS)

7.     SEE ATTACHED                                                   68,869.78                       64,458.17
8.
9.
10.
11.
12.
13.
14.
15.
16.
17.
18.
19.
20.
21.
22.
23.
24.
25.
26.
27.
28.
29.    (IF ADDITIONAL, ATTACH LIST)
30.    TOTAL OF LINES  7 - 29                                         68,869.78                       64,458.17
31.    TOTAL POSTPETITION LIABILITIES                                 69,309.53                       64,897.92

CASE  NAME: Open Plan Systems, Inc.                                 CASH BASIS-4
CASE  NUMBER: 02-64657                                                  02/13/95

LIABILITIES  OF  THE  ESTATE                                                                                 MONTH: July 2002

     POSTPETITION                                        DATE                AMOUNT          DUE             AMOUNT
     LIABILITIES                                         INCURRED            OWED            DATE            PAST-DUE
     -----------                                         --------            ----            ----            --------

OTHER POSTPETITION LIABILITIES, INCLUDING TRADE CREDITORS (LIST NAMES OF CREDITORS)

     Advantis                                            7/1/2002            8,209.39          7/1/2002        8,209.39
     Advantis                                            7/18/2002             397.76          7/18/2002         397.76
     American Transfer & Trust Co.                       6/1/2002              600.00          6/1/2002          600.00
     American Transfer & Trust Co.                       7/1/2002              600.00          7/1/2002          600.00
     Arcet Equipment Co.                                 7/25/2002             401.28          8/24/2002           0.00
     Averitt Express                                     7/12/2002             161.74          7/27/2002         161.74
     Baker Office Interiors                              7/17/2002             200.00          7/17/2002         200.00
     Bell South                                          6/5/2002              264.75          6/5/2002          264.75
     The Bloom Organization                              6/1/2002            2,691.00          6/1/2002        2,691.00
     The Bloom Organization                              7/1/2002            2,691.00          7/1/2002        2,691.00
     BFI Waste Services, LLC                             6/30/2002             304.80          6/30/2002         304.80
     Broadview Networks                                  6/27/2002             376.42          7/27/2002         376.42
     Citicorp Vendor Finance                             6/6/2002            3,594.85          7/6/2002        3,594.85
     Citicorp Vendor Finance                             7/8/2002            3,594.85          8/7/2002            0.00
     Citicapital Trailer Rental                          6/30/2002             520.00          7/30/2002         520.00
     Corporate Woods Associates                          6/1/2002            2,087.00          6/1/2002        2,087.00
     Corporate Woods Associates                          7/1/2002            2,087.00          7/1/2002        2,087.00
     CP&L (Service from 5/22/02-6/21/02)                 6/24/2002             235.28          6/24/2002         235.28
     Eagle Transport Services                            6/20/2002             149.73          7/5/2002          149.73
     Eagle Transport Services                            6/21/2002              77.52          7/6/2002           77.52
     Georgia Mountain Water, Inc.                        6/30/2002              11.63          7/30/2002          11.63
     Georgia Power (Service from 5/1/02-6/3/02)          6/3/2002              300.04          6/3/2002          300.04
     Georgia Natural Gas (Service from 5/11/02-6/10/02)  6/19/2002             123.11          6/19/2002         123.11
     Georgia Natural Gas                                 7/19/2002             35.23           7/19/2002          35.23
     GMAC                                                6/3/2002              370.54          6/3/2002          370.54
     GMAC                                                6/3/2002              509.52          6/3/2002          509.52
     GMAC                                                7/9/2002              370.54          7/9/2002          370.54
     GMAC                                                7/9/2002              509.52          7/9/2002          509.52
     GMAC                                                6/1/2002              383.84          6/1/2002          383.84
     GMAC                                                7/1/2002              383.84          7/1/2002          383.84
     GMAC (Turned in  during June )                      6/7/2002              391.70          6/7/2002          391.70
     GMAC                                                6/20/2002             399.96          6/20/2002         399.96
     GMAC                                                7/20/2002             399.96          7/20/2002         399.96
     GMAC (Leasor granted relief in July)                6/6/2002              369.07          6/6/2002          369.07
     GMAC (Leasor granted relief in July)                7/6/2002              369.07          7/6/2002          369.07
     GMAC                                                6/20/2002             433.22          6/20/2002         433.22
     GMAC                                                7/20/2002             433.22          7/20/2002         433.22
     GMAC (Turned in  during June )                      6/7/2002              381.40          6/7/2002          381.40
     GMAC (Property Tax on leased car)                   6/13/2002             308.75          6/13/2002         308.75
     Guilford of Maine                                   6/11/2002              63.07          7/11/2002          63.07
     Guilford of Maine                                   6/17/2002              47.26          7/17/2002          47.26
     Haynes Management Inc.                              6/1/2002            1,470.00          6/1/2002        1,470.00
     Haynes Management Inc.                              7/1/2002            1,470.00          7/1/2002        1,470.00
     Helmsley-Spear, Inc.                                7/1/2002            2,199.50          7/1/2002        2,199.50
     Hyster Credit Company                               6/13/2002             341.72          7/23/2002         341.72
     Hyster Credit Company                               6/13/2002             536.09          6/23/2002         536.09
     Hyster Credit Company                               7/13/2002             341.72          6/23/2002         341.72
     Hyster Credit Company                               7/13/2002             536.09          7/23/2002         536.09
     John H. Miller                                      6/24/2002              96.86          7/24/2002          96.86
     John H. Miller                                      6/24/2002           4,554.00          7/24/2002       4,554.00
     Keyspan Energy Delivery (Service from 5/7/02-6/6/02)6/7/2002               49.10          6/7/2002           49.10
     Keyspan Energy Delivery                             7/16/2002              39.54          7/16/2002          39.54
     MAC Associates                                      6/1/2002            2,943.75          6/1/2002        2,943.75
     MAC Associates                                      7/1/2002            2,943.75          7/1/2002        2,943.75
     Maysteel Corp.                                      6/11/2002             106.68          7/11/2002         106.68
     Maysteel Corp.                                      7/10/2002           2,402.53          8/9/2002        2,402.53
     The Mobile Storage Group Inc.                       6/17/2002             499.20          7/17/2002         499.20
     International Paper Company                         6/11/2002              60.00          7/11/2002          60.00
     PBCC                                                7/13/2002             214.66          8/12/2002
     PBCC                                                7/13/2002              11.06          8/12/2002
     Peachtree NE Partners, LLC                          6/1/2002            3,422.67          6/1/2002        3,422.67
     Peachtree NE Partners, LLC                          7/1/2002            3,422.67          7/1/2002        3,422.67
     Philadelphia Business Journal                       6/14/2002              34.00          7/14/2002          34.00
     Pitney Bowes, Inc.                                  6/19/2002           1,422.30          7/19/2002       1,422.30
     Pitney Bowes, Inc.                                  7/3/2002              189.76          8/2/2002
     Plywood & Plastics, Inc.                            6/1/2002              137.19          7/1/2002          137.19
     PSE&G                                               6/19/2002              23.49          6/19/2002          23.49
     PSNC Energy                                         7/1/2002               12.64          7/1/2002          12.64
     Sherwin Williams Co.                                6/26/2002             299.00          7/26/2002         299.00
     United Chair                                        6/6/2002               35.00          7/6/2002           35.00
     USF Holland                                         7/12/2002             125.34          7/27/2002         125.34
     Verizon                                             7/20/2002             810.58          7/20/2002         810.58
     Verizon                                             7/20/2002           1,637.63          7/20/2002       1,637.63
     Kerry Washay                                        7/31/2002             138.70          7/31/2002         138.70
     Washington Gas                                      6/11/2002              40.67          6/11/2002         40.67
     Waste Management of Richmond                        7/1/2002              463.03          7/1/2002          463.03

     TOTAL                                                                   68,869.78                       64,458.17

CASE  NAME: Open Plan Systems, Inc.                                 CASH BASIS-4
CASE  NUMBER: 02-64657                                              02/13/95

LIABILITIES  OF  THE  ESTATE                            MONTH: July 2002

     POSTPETITION                                        DATE                AMOUNT          DUE             AMOUNT
     LIABILITIES                                         INCURRED            OWED            DATE            PAST-DUE
     -----------                                         --------            ----            ----            --------
OTHER TAXES

     Florida Dept of Revenue*                            6/12/2002           10.18           6/12/2002        10.18
     Florida Dept of Revenue*                            6/12/2002           10.00           6/12/2002        10.00
     Illinois Dept. of Revenue*                          6/13/2002           96.00           6/13/2002        96.00
     North Carolina Dept of Revenue*                     6/10/2002          323.57           6/10/2002       323.57

     TOTAL                                                                  439.75                           439.75

*  Amount  represents  penalties  and/or  interest  assessed   post-petition  on
pre-petition liabilities

CASE  NAME: Open Plan Systems, Inc.                                 CASH BASIS-5
CASE  NUMBER: 02-64657                                                  02/13/95

                                                          MONTH:   July 2002
                                                                 ---------------
PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                    INSIDERS

                               TYPE  OF                         AMOUNT           TOTAL PAID
              NAME             PAYMENT                          PAID             TO DATE
              ----             -------                          ----             -------
1.   Thomas M. Mishoe, Jr.     Gross pay                        13,462           27,596
                               EE exp rpt reimbursement            701              864
2.   John H. Bryson, III       Gross pay                        6,346            13,010
                               EE exp rpt reimbursement             0               280
3.   Kathryn L. Tyler          Gross pay                        7,308            14,981
                               EE exp rpt reimbursement           303               347
4.
5.
6.   TOTAL  PAYMENTS
     TO  INSIDERS                                               28,119           57,077


                                 PROFESSIONALS

                               DATE  OF  COURT                                                                      TOTAL
                               ORDER  AUTHORIZING               AMOUNT           AMOUNT           TOTAL PAID       INCURRED
                   NAME        PAYMENT                          APPROVED         PAID             TO DATE          & UNPAID *
1.   No payments made to professionals during July.  All professionals were provided with retainers pre-petition.   Unknown
2.
3.
4.
5.
6.   TOTAL  PAYMENTS
     TO  PROFESSIONALS                                                                                              Unknown

*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

                                                                SCHEDULED        AMOUNTS
                                                                MONTHLY          PAID             TOTAL
                                                                PAYMENTS         DURING           UNPAID
NAME OF CREDITOR                                                DUE              MONTH            POSTPETITION
----------------                                                ---              -----            ------------
1.   See attached
2.
3.
4.
5.
6.   TOTAL                                                      83,297.93        54,691.73        50,288.45




CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-5
CASE  NUMBER: 02-64657                                                 02/13/95

                                                     MONTH: July 2002


                                                         SCHEDULED                AMOUNTS
                                                         MONTHLY                  PAID             TOTAL
                                                         PAYMENTS                 DURING           UNPAID
NAME OF CREDITOR                                         DUE                      MONTH            POSTPETITION
----------------                                       -----------              ---------------  ------------------
1.   Ford Credit                                           619.70                   619.70                   0.00
2.   Ford Credit (June last scheduled pymt; pd in July)      0.00                   569.07                   0.00
3.   GMAC                                                  370.54                     0.00                 741.08
4.   GMAC                                                  509.52                     0.00               1,019.04
5.   Mercedes Benz Credit Corporation                      806.65                   806.65                   0.00
6.   Volvo Commercial Finance                            1,276.34                 1,276.34                   0.00
7.   Volvo Commercial Finance                            1,826.31                 1,826.31                   0.00
8.   Wachovia Bank, NA (int. only on line of credit)    14,321.25                14,321.25                   0.00
9.   Citicorp Vendor Finance                             3,594.85                     0.00               7,189.70
10.  Corporate Woods Associates, LLC                     2,087.00                     0.00               4,174.00
11.  GMAC                                                  383.84                     0.00                 767.68
12.  GMAC (Turned in  during June )                        391.70                     0.00                 391.70
13.  GMAC                                                  399.96                     0.00                 799.92
14.  GMAC                                                  385.86                   771.72                   0.00
15.  GMAC (Leasor granted relief in July)                  369.07                     0.00                 738.14
16.  GMAC (Turned in  during June )                          0.00                     0.00                 381.40
17.  GMAC                                                  433.22                     0.00                 866.44
18.  MAC Associates                                      2,943.75                     0.00               5,887.50
19.  Haynes Management Inc                               1,470.00                     0.00               2,940.00
20.  Helmsley-Spear, Inc.                                2,199.50                     0.00               2,199.50
21.  Hyster Credit Company                                 341.72                     0.00                 683.44
22.  Hyster Credit Company                                 536.09                     0.00               1,072.18
23.  Liberty Property Trust                             33,708.00                34,500.69                   0.00
24.  Peachtree NE Partners, LLC                          3,422.67                     0.00               6,845.34
25.  The Bloom Organization                              2,691.00                     0.00               5,382.00
26.  Advantis                                            8,209.39                     0.00               8,209.39
     TOTAL                                              83,297.93                54,691.73          50,288.45



CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-6
CASE  NUMBER: 02-64657                                                 02/13/95

                                                        MONTH:       Jul-02
                                                               -----------------
QUESTIONNAIRE

                                                                                    YES          NO
1.   HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
     THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                                 X
2.   HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
     OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                X
3.   ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE  FROM RELATED PARTIES?                                                           X
4.   HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
     THIS REPORTING PERIOD?                                                          X
5.   HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                                      X
6.   ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                          X
7.   ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
     PAST  DUE?                                                                                  X
8.   ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                     X
9.   ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                              X
10.  ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
     DELINQUENT?                                                                    X
11.  HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
     REPORTING PERIOD?                                                                           X
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                             X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY. See Attached

INSURANCE
                                                                                    YES          NO
1.   ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                        X
2.   ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                     X
3.   PLEASE  ITEMIZE  POLICIES  BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

     The Company's insurance policies (general liability, auto, unbrella, workman's compensation, property) have been paid in full through their expiration date of 8/1/02. The Company has renewed these policies for two additional months. Premiums for these two months were paid in full in August.

                              INSTALLMENT PAYMENTS

       TYPE  OF                                                  PAYMENT AMOUNT
        POLICY             CARRIER        PERIOD COVERED          & FREQUENCY
        ------             -------        --------------          -----------

          --                 --                 --                     --

CASE  NAME: Open Plan Systems, Inc.                                 CASH BASIS-6
CASE  NUMBER: 02-64657                                              02/13/95

                                                      MONTH:        Jul-02

QUESTIONNAIRE

2. Open Plan Systems maintains two other accounts in addition to the DIP account used at Wachovia. Payments to creditors and payroll is paid from the DIP account at Wachovia. The other two accounts (Suntrust and Fleet) receive funds from customers and these funds are then transferred periodically to the DIP account at Wachovia.

4. Some of the July scheduled payments on secured loans entered into prior to the petition date were paid during July (See Schedule Cash Basis-4). In addition, the Company paid interest only to Wachovia Bank on its prepetition line of credit.

10. The Company does have past due balances with post petition creditors as of July 31, 2002. See Schedule Cash Basis-4 for a detailed listing.